                             RENAL CARE GROUP, INC.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


     The following Unaudited pro forma Combined Financial Statements include the [consolidated] [combined] financial statements of Renal Care Group, Inc. and subsidiaries (the "Company") which include the results of operations of STAT Dialysis Corporation and STAT Management Corporation (collectively, "STAT") which the Company acquired in December 1997 and Indiana Dialysis Services P.C., Indiana Kidney Center, St. Vincent Dialysis Center, St. Joseph Dialysis Center, Indiana Kidney Center South, LLC and Eastern Indiana Kidney Center (collectively, "Indiana Facilities") which the Company acquired in March 1997. The STAT and the Indiana Facilities transactions have been accounted for under the purchase method of accounting.

     The Unaudited Pro Forma Combined Balance Sheet of the Company as of December 31, 1996, which includes the balance sheet of the Indiana Facilities filed previously on the Company's Form 8-K/A dated June 10, 1997, gives effect to the acquisition of STAT as if such acquisition was consummated on January 1, 1996.

     The Unaudited Pro Forma Combined Balance Sheet of the Company as of September 30, 1997 gives effect to the acquisition of STAT as of such acquisition was consummated on January 1, 1996.

     The Unaudited Pro Forma Combined Income Statement for the year ended December 31, 1996 of Renal Care Group, Inc. which includes the results of operations of the Indiana Facilities filed previously on the Company's Form 8-K/A dated June 10, 1997, and the nine months ended September 30, 1997 give effect to the acquisition by the Company of STAT as if the acquisition was consummated on January 1, 1996.

     The Pro Forma adjustments are based on consideration exchanged, including the estimated fair value of assets acquired and liabilities assumed. The actual adjustments, which will be based on valuation of fair value as of the date of acquisition, may differ from those made herein.

     Earnings per share and weighted average shares outstanding for the year ended December 31, 1996 and the nine months ended September 30, 1997 assume that any shares issued in connection with the acquisition were outstanding for the period presented.

     These Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the respective historical combined financial statements and notes thereto of the Company, STAT and the Indiana Facilities. These Unaudited Pro Forma Combined Financial Statements were prepared utilizing the accounting policies of the respective entities as outlined in their historical financial statements except as described in the accompanying notes. The unaudited pro forma combined results of operations do not necessarily reflect actual results which would have occurred if the acquisitions had taken place on the assumed dates, nor are they necessarily indicative of the results of future combined operations.

                             RENAL CARE GROUP, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                               Acquisition      Pro Forma
                                                               The Company     (Historical)    Adjustments      Combined
                                                               ----------       ----------     -----------     ----------
Assets
Current assets:
           Cash and cash equivalents                            $   18,524       $  1,114       $ (1,114)  a   $   15,524
                                                                                                $ (3,000)  c
           Investments, held to maturity                             5,814              -                           5,814
           Accounts receivable, net                                 28,842          1,997                          30,839
           Inventories                                               2,950            115                           3,065
           Prepaid Expenses and other current assets                 1,578            236                           1,814
                                                                ----------       --------       --------       ----------
Total current assets                                                57,708          3,462         (4,114)          57,056

Property and equipment, net                                         33,452          4,236                          37,688
Goodwill, net                                                       42,883              -         53,357   c       96,240
Intangible assets, net                                               2,749             76                           2,825
Other long term assets                                                 780              -                             780
                                                                ----------       --------       --------       ----------
Total assets                                                    $  137,572       $  7,774       $ 49,243       $  194,589
                                                                ==========       ========       ========       ==========


Liabilities and stockholders' equity Current liabilities:

           Accounts payable                                     $    7,984       $    628       $              $    8,612
           Accrued wages and benefits                                6,263            321                           6,584
           Due to third party payors                                 6,593             45                           6,638
           Due to related parties                                    7,000          1,320                           8,320
           Accrued expenses and other current liabilities            6,588            478                           7,066
           Income taxes payable                                      2,588            575                           3,163
                                                                ----------       --------       --------       ----------
Total current liabilities                                           37,016          3,367                          40,383

Long term debt                                                           -          1,699                           1,699

Deferred income taxes                                                1,471              -                           1,471

Minority interest                                                        -             64                              64
                                                                ----------       --------       --------       ----------

Total liabilities                                                   38,487          5,130                          43,617

Stockholders' equity

           Common stock                                                213                            21    c         234
           Additional paid-in capital                               95,088                                        146,325
                                                                                                  51,237    c
           Retained earnings                                         3,784          2,644         (2,015)   b       4,413
                                                                ----------       --------       --------       ----------
Total stockholders' equity                                          99,085          2,644         49,243          150,972
                                                                ----------       --------       --------       ----------
Total liabilities and stockholders' equity                      $  137,572       $  7,774       $ 49,243      $   194,589
                                                                ==========       ========       ========       ==========


                             RENAL CARE GROUP, INC.
               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET


1.  Basis of Presentation

         The Unaudited Pro Forma Combined Balance Sheet of Renal Care Group, Inc. as of December 31, 1996, which includes the balance sheet of the Indiana Facilities filed previously on the Company's Form 8-K/A dated June 10, 1997, gives effect to the acquisition of STAT Dialysis Corporation and STAT Management Corporation and Their Related Healthcare Entities ("STAT") as if such acquisition was consummated on January 1, 1996. The Pro Forma adjustments are based on consideration exchanged, including the estimated fair value of assets acquired and liabilities assumed. The actual adjustments, which will be based on valuations of fair value as of the date of acquisition, may differ from those made herein.

2.  Pro Forma Adjustments

          (a)  To reflect assets not acquired by the Company

          (b) To eliminate the equity of the acquired business at the beginning of the year.

          (c)  To record the acquisition as follows:

                  Purchase Price                                        54,258
                  Net Book Value of Assets Acquired                        901
                                                                        ------

                  Purchase Price allocated to intangible assets         53,357
                                                                        ======

              The purchase price of the acquisition was paid with cash of $3,000 and stock of $51,258.

                             RENAL CARE GROUP, INC.
                  UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                                            Acquisition          Pro Forma
                                                           The Company      (Historical)        Adjustments      Combined
                                                           ----------        ----------         -----------      ---------
Net Revenue                                                $ 146,460          $  14,135                          $ 160,595
Operating costs and expenses:
           Patient care costs                                100,812              4,417                            105,229
           General and administrative expenses                15,315              4,800                             20,115
           Provision for doubtful accounts                     2,741                840                              3,581
           Depreciation and amortization                       5,900                612               1,434 a        7,946
           Merger expenses                                     1,960                331                              2,291
                                                           ---------          ---------                          ---------

Total operating costs and expenses                           126,728             11,000                            139,162
                                                           ---------          ---------                          ---------

Income from operations                                        19,732              3,299                             21,433

Interest, net                                                   (740)              (269)              (210)  b      (1,219)
                                                           ---------          ---------                          ---------

Income before taxes                                           18,992              3,030                             20,214

Provision for income taxes                                     7,464              1,254               (774)  c       7,944
                                                           ---------          ---------                          ---------
Net Income                                                 $  11,528          $   1,776                          $  12,270
                                                           =========          =========                          =========

Earnings per Share                                         $     .59                                             $    0.57
                                                           =========                                             =========

Weighted average shares outstanding                           19,433                                 2,135   d      21,568
                                                           =========                                ======       =========

                             RENAL CARE GROUP, INC.
             NOTES TO UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

1.  Basis of Presentation

         The Unaudited Pro Forma Combined Income Statement for the year ended December 31, 1996 of Renal Care Group, Inc., which includes the results of operations of the Indiana Facilities filed previously on the Company's Form 8-K/A dated June 10, 1997, gives effect to the acquisition by the Company of STAT as if the acquisition was consummated on January 1, 1996.

         The pro forma adjustments are based on consideration exchanged, including the estimated fair value of assets acquired, liabilities assumed and common stock issued. The actual adjustments, which will be based on valuations of fair value as of the date of acquisition, may differ from those made herein.

         Earnings per share and weighted average shares outstanding for the year ended December 31, 1996 assume that any shares issued in connection with the acquisition were outstanding for the period presented.

2.  Pro Forma Adjustments

          (a) To record amortization of goodwill from the acquisition on a straight-line basis over 35 years.

          (b) To record interest expense as a result of the cash portion of the purchase price.

          (c) To record income tax effects related to the pro forma adjustments.

          (d) Earnings per share and weighted average shares outstanding assume that all shares issued in connection with the acquisition were outstanding for the period presented.